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                                                                    EXHIBIT 10.8

                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT



     This Amended and Restated Agreement is made as of this 15th day of November, 1996 by and among Kelso & Company, L.P. ("Kelso"), Charter Communications, Inc. ("Charter") and HC Crown Corp. ("Seller").

     WHEREAS, Charter and Crown are parties to a certain Stock Purchase Agreement dated July 1, 1994 as amended November 18, 1994 (the "Agreement");

     WHEREAS, in order to secure financing for the transac tion described in the Agreement, Seller entered into the Subordination Agreement dated January 18, 1995 (the "Origi nal Subordination Agreement") among Seller, CCA Holdings Corp. ("Holdings") and the other parties set forth therein;

     WHEREAS, the Original Subordination Agreement is being amended and restated as of the date hereof (as so amended and restated, and as the same may be amended, extended, renewed, restated, supplemented or otherwise modified from time to time, the "Amended and Restated Subordination Agree ment");

     WHEREAS, Charter and certain designees and affiliates of Kelso are the sole stockholders of Holdings; and

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Kelso and Charter represent that Charter and certain designees and affiliates of Kelso are the owners of all of the outstanding shares of stock of Holdings, and that Charter is the manager of the cable systems owned and to be acquired by Holdings and its subsidiaries.

     2. In consideration of the execution by Seller of the Amended and Restated Subordination Agreement, Kelso and Charter severally agree as follows:

     A. They will cause Holdings to comply with the re quirements of Section 4.01(a) of the Amended and Restated
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Loan Agreement dated as of the date hereof (the "Loan Agree ment") by and between Seller and Holdings;

     B. They will give Seller at least 10 business days' prior written notice of any proposed transfer or disposition by Holdings or its subsidiaries of more than 10% of Charter Communications Entertainment I, L.P.'s assets in any trans action or series of transactions.

     C. They will take no action inconsistent with the following provisions of the Loan Agreement: Section 4.01(b)(i), (iii), (iv), (v), (xii), (xiv) and
(xvi).

     D. The following legend has been or will be placed on all stock certificates of Holdings owned by them:

     "These shares are subject to an Amended and Re stated Shareholders' Agreement dated as of November 15, 1996 on file in the office of the company."

Any new shares of Holdings issued to transferees of such designees or affiliates of Kelso or Charter shall include the same legend. Such legends may be removed and will not be required at such time as the Notes (as defined in the Loan Agreement) have been paid in full or otherwise cancel led or discharged.

     3.   Seller shall enter into the Amended and Restated Subordination
Agreement.

     4. Notices to Seller and Charter pursuant hereto shall be given in accordance with the Agreement. Notices to Kelso shall be sent to:

               320 Park Avenue
               New York, NY  10022
               Attn:  James J. Connors, II, Esq.

     5. This agreement shall be binding upon the assigns, transferees and successors of the parties hereto.

     6. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agree ment.

                                      -2-
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     7.   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

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     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first written above.


Kelso & Company, L.P.

By /s/ James J. Connors II
  ______________________________________

Title Vice President and General Counsel
     ___________________________________


Charter Communications, Inc.

By______________________________________

Title___________________________________


HC Crown Corp.

By_______________________________________

Title____________________________________

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     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first written above.


Kelso & Company, L.P.

By__________________________

Title_______________________


Charter Communications, Inc.

By  /s/ Kent Kalkwarf
  __________________________

Title Vice President
      _______________________


HC Crown Corp.

By__________________________

Title_______________________

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     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first written above.


Kelso & Company, L.P.

By__________________________

Title_______________________


Charter Communications, Inc.

By__________________________

Title_______________________


HC Crown Corp.

   /s/ Dwight Arn
By__________________________

      Vice President
Title_______________________